CAPSTONE GROWTH FUND

a series of Capstone Series Fund, Inc.

Supplement dated December 12, 2005

to

Prospectus dated February 25, 2005

At its meeting held November 14, 2005, the Board of Directors of Capstone Growth Fund ("Fund") approved certain changes to the Fund, to take effect upon the effectiveness of a registration statement incorporating the changes, which is expected to occur within a few months.

The changes approved by the Board include:

o a change in the Fund's name to Steward SmallCap Equity Fund.

o the addition of policies consistent with cultural values favored by many Christians (although not necessarily by any particular Christian denomination). Under these policies, the Fund would use its best efforts to avoid investing in companies that are recognized as being materially involved with pornography, abortion, alcohol, gambling or tobacco, although the Fund would be permitted to invest up to 5% of its assets in certain collective investment vehicles or derivatives that may include prohibited companies.

o the retention of Steward Fund Consultants, Inc. ("SFI") as an independent source of expertise and education for the Board regarding the Fund's cultural values policies. The Fund will pay SFI a fee for these services at a maximum annual rate of 0.10% based on the Fund's average daily net assets.

o a change in the Fund's investment strategies so that it will invest primarily in small capitalization companies. At present, small capitalization companies are generally considered to be those that have a market capitalization between about $300 million and $2 billion.

The Fund's investment objective - to provide long-term capital appreciation - will not change.

o a change in the Fund's fiscal year end from October 31 to April 30.

o a reduction in the rate of fees to be paid by the Fund for investment advisory and administration services from the current maximum annual rate of 0.75% to the new maximum annual rate of 0.575% (0.50% for investment advisory services and 0.075% for administrative services) computed daily based on the Fund's net assets. Total fees for investment advice, administration and SFI's consulting services (see above) will also be lower than current fees for investment advisory and administrative services alone.